March 24, 2008

Forward-Looking Statements

Certain statements in this presentation constitute “forward-
looking statements.” Forward-looking statements relate to
future events or our future financial performance and include statements about the competitiveness of the banking industry, potential regulatory obligations, our entrance and expansion into other markets, our other business strategies and other
statements that are not historical facts.  Forward-looking
statements are based on many assumptions and estimates and
are not guarantees of future performance. Our actual results may differ materially from those anticipated in any forward-
looking statements, as they will depend on many factors about which we are unsure, including many factors which are beyond our control.

Company Overview

Community-oriented bank with a focus on small and
medium-sized businesses and consumers

Headquartered in Spartanburg, South Carolina

Commenced operations in March 2000

Expansion into growth markets

Acquired Carolina National Corporation in January 2008

Company Overview

Over $825 million in assets in 8 years

Ninth largest financial institution headquartered in
South Carolina

Experienced management team with long term ties in
communities served

Company Overview

  Network of 11 full-service branches across South

         Carolina

  Asset growth of 26.0% in 2007 with 3 new branches

  Earnings in 2007 of $4.1 million or $0.84 per

         diluted share

2008 Company Overview

Two new full-service branches planned for

        2008

  Acquired Columbia-based Carolina National

        Bank Jan. 31, 2008 (4 branches)

  Expanded into North Carolina with the opening

        of a loan production office in Jan. 2008

Footprint in South Carolina’s Best Markets

* Source: SNL Financial LC

Attractive Marketplace

Spartanburg, SC

Estimated population totals 266,809 residents (1)

Estimated median family income $54,200 (2)

Attracted over $129 million in capital investment in 2005 (3)

Named the top U.S. market for European business expansion by
Expansion Management magazine with more than 110 international firms from 15 nations operating in Spartanburg (4)

Notes:

(1)

S. C. Budget and Control Board, July 1, 2005

(2)

U. S. Department of Housing and Urban Development

(3)

Spartanburg Economic Development Corporation

(4)

“Expansion Management” Magazine, 2003

Spartanburg Market

  $3.45 billion in deposits as of June 30, 2007

  Top 5 banks control 64.6% of market

                                                                                Wachovia

                                                                                Bank of America

                                                                                BB&T

                                                                                First National Bank of the South

                                                                                First Citizens Bank

   First National Bank of the South ranked 4th out

of 16 institutions with 11.35% of the market share

or $391.5 million in deposits

Attractive Marketplace

Western Region - Greenville, SC

South Carolina’s most populous county with an estimated 407,383 residents(1)

One of South Carolina’s wealthiest counties with an estimated median income of $56,500 in 2006 (2)

Attracted $6 billion in new business investment in the past 10 years, adding 43,000 new jobs and is now considered the
“economic engine of South Carolina”(3)

Ranked 5th out of America’s top 50 cities for European business expansion(4)

Notes:

(1)

S. C. Budget and Control Board, July 1, 2005

(2)

U. S. Dept. of Housing and Urban Development

(3)

Greenville Real Estate and Homes.com

(4)

“Expansion Management” Magazine, 2002

Greenville Market

  $9.590 billion in deposits as of June 30, 2007

  Top 5 banks control 70.7% of market

                                                                                Carolina First Bank

                                                                                Wachovia

                                                                                BB&T

                                                                                Bank of America

                                                                                SunTrust Bank

First National Bank of the South ranked 25 th out

             of 29 institutions with 0.19% of the market

      share or $17.8 million in deposits

Attractive Marketplace

Coastal Region - Charleston, SC

Estimated population totals 330,368 residents(1)

Achieved an 11.7% employment growth rate from 2000

    through 2006 (2)

In 2004, attracted over $593.0 million in capital investment(3)

Estimated median family income for the Charleston/North
Charleston metropolitan statistical area was $56,400 in 2006 (4)

Ranked as one of the country’s top 10 domestic travel destinations for the past 13 years(5)

Notes:

(1)

S. C. Budget and Control Board, July 1, 2005

(2)

Charleston Regional Development Alliance

(3)

S. C. Dept. of Commerce

(4)

U. S. Dept. of Housing and Urban Development

(5)

“Conde Nast Traveler” Magazine

Charleston Market

  $7.037 billion in deposits as of June 30, 2007

  Top 5 banks control 70% of market

                                                                                Wachovia

                                                                                Bank of America

                                                                                First Federal

                                                                                NBSC

                                                                                BB&T

Attractive Marketplace

Midlands Region - Columbia, SC

Strategic South Carolina Market

State capital

Geographically situated between the Upstate and Coastal
regions

Attractive demographics

Large population base (over 600,000 in Richland and
Lexington Counties)*

High median household income ($50,255 in Richland County
vs. $46,513 for all of SC)*

Higher projected growth in median household income in
Richland County than for all of SC*

Attractive base of wealthy potential clients (16.8% of Richland
County households have a net worth greater than $500,000)*

Diversified economy

Government

University of South Carolina

Healthcare

Insurance

* Source: SNL Financial LC

Columbia Market

Richland and Lexington Counties had $11.29 billion in

        deposits as of June 30, 2007*

Top 5 banks control 81.5% of market

                                                                                Wachovia

                                                                                Bank of America

                                                                                BB&T

                                                                                NBSC

                                                                                First Citizens

  Carolina National ranked 8th out of 22 institutions with

        1.73% of the market share or $195 million in deposits

     *Deposits in Calhoun, Fairfield, Kershaw, Lexington, Richland and Saluda

           Counties totaled $12.35 billion

Attractive Marketplace

Northern Region – Rock Hill, SC

Opened loan production office in February 2007

Home of Winthrop University and several key businesses, including
Wells Fargo Home Mortgage, Bowater and Duke Power

Lancaster County has a population of 62,220 residents

York County has a population of 170,300 residents, of which
50,000 reside in Rock Hill(1)

Two counties combined have $2.1 billion in deposits as of

     June 30, 2006, and 18 banks, with 11.8% growth in deposits from
2005 to 2006(3)

Received approval to open market headquarters and full-service branch in Tega Cay community of Ft. Mill, South Carolina –
estimated completion by year end 2008

Notes:

(1)

S. C. Budget and Control Board, July 1, 2005

(2)

U. S. Dept. of Housing and Urban Development

(3)

FDIC website, June 30, 2006

Stock Performance (NASDAQ:  FNSC)

Market Cap of $65 million* (6.4 million shares)

        (*not including preferred stock of $18 million)

  One of the largest insider ownership of all

        financial institutions headquartered in South

        Carolina (35+%)

  Trading at median 17X last 12 months earnings

7th Largest Publicly Traded South Carolina Financial Institution

*Rank based on as reported assets

Market cap is as of the market closed on 3/20/2008
Assets are as of June 30, 2007 or the most recently reported quarter

Source: SNL Financial LC

Market

Assets

Cap.

#*

Company

Ticker

Headquarters

($MM's)

($MM's)

1

South Financial Group, Inc.

TSFG

Greenville

13,878

1,135

2

First Citizens Bancorporation, Inc.

FCBN

Columbia

6,079

507

3

First Financial Holdings, Inc.

FFCH

Charleston

2,818

294

4

SCBT Financial Corporation

SCBT

Columbia

2,597

332

5

CNB Corporation

CNBW

Conway

866

138

6

Security Federal Corporation

SFDL

Aiken

820

58

7

First National Bancshares, Inc.

FNSC

Spartanburg

807

62

8

Community Capital Corporation

CPBK

Greenwood

801

67

9

Southern First Bancshares, Inc.

SFST

Greenville

628

44

10

Beach First National Bancshares, Inc.

BFNB

Myrtle Beach

606

61

* Publicly traded South Carolina banks and thrifts ranked by assets

Note: Ignores purchase accounting impact of First National's merger with Carolina National

Source: SNL Financial, LC

9th Largest South Carolina Financial Institution

* Rank based on as reported assets

Source: SNL Financial LC; Assets are as of June 30, 2007 or the most recently reported quarter

Assets

#*

Company

Ticker

Headquarters

($MM's)

1

South Financial Group, Inc.

TSFG

Greenville, SC

14,158

2

First Citizens Bancorporation, Inc.

FCBN

Columbia, SC

6,106

3

First Financial Holdings, Inc.

FFCH

Charleston, SC

2,649

4

SCBT Financial Corporation

SCBT

Columbia, SC

2,243

5

Palmetto Bancshares, Inc.

Laurens, SC

1,180

6

First Palmetto Financial Corp.

Camden, SC

930

7

Carolina Financial Corporation

Charleston, SC

836

8

CNB Corporation

CNBW

Conway, SC

833

9

First National Bancshares, Inc. - Pro Forma

FNSC

Spartanburg, SC

791

9

Community Capital Corporation

CPBK

Greenwood, SC

769

10

Security Federal Corporation

SFDL

Aiken, SC

738

11

Arthur Financial Corporation

Union, SC

587

12

Community Bankshares, Inc.

SCB

Orangeburg, SC

586

13

Southern First Bancshares, Inc.

SFST

Greenville, SC

557

14

First National Bancshares, Inc.

FNSC

Spartanburg, SC

557

March 24, 2008